Tax - Schedule of Taxes Payable (Details) - BRL (R$) R$ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Schedule of Taxes Payable [Abstract]
Withholding taxes		R$ 14,409	R$ 16,049
Payroll Taxes		36,675	40,795
Social security contribution on revenues	[1]	47,657	40,534
Income tax and social contribution		374,316	721,522
Other taxes		8,932	7,598
Total		R$ 481,989	R$ 826,498

[1]	The Group’s operations are primarily conducted in entities subject to income tax and social contribution in Brazil. All material entities in Brazil are subject to corporate income tax of 25%. Social contribution is generally levied at 20% for financial entities and 9% for non-financial entities. The tax rate used was the one applicable to PicPay Bank, which represents the most significant portion of the operations of the Group. The effect of other tax rates is shown in the table above as “Effect of different tax rates – subsidiaries”.